THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                January 18, 1996

Dear Shareholders:

We   are  pleased  to   report  on  the  activities   of  The  Emerging  Markets
Infrastructure Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1995.

After deduction of underwriting commissions and offering costs, the Fund began operations on December 29, 1993 with a net asset value (NAV) of $13.89 per share. At November 30, 1995, $182.7 million was invested in equity securities and convertible bonds, with the balance of the Fund's investments, $2.1 million, invested in short-term obligations. As of November 30, 1995, the Fund's NAV was $11.60 per share.

For the period December 1, 1994 through November 30, 1995, the Fund saw its total return based on NAV decline by 17.7%. The Morgan Stanley Capital International Emerging Markets Index fell by 16.5% during this period. From the commencement of investment operations through November 30, 1995, the Fund saw its total return based on NAV decline by 16.1%. The Morgan Stanley Capital International Emerging Markets Index fell by 15.4% during this period.

At November 30, 1995, the Fund had invested $156.3 million in infrastructure companies in over 17 developing countries, and an additional $11.0 million in companies that provide services or products ancillary to infrastructure development in several of these same markets. The Fund has also made investments totaling $12.4 million in infractructure companies in the developed markets of Denmark, Italy, the Netherlands, and Spain.

As 1995 drew to a close, we were somewhat cheered by a markedly improving tone in Latin American equity markets. December was the second consecutive positive month for the region, something that has not occurred since mid-summer. It now appears to us that the "Tequila Effect" -- the simultaneous decline of virtually the entire region's markets in sympathy with Mexico's crisis -- is effectively a thing of the past. Local concerns have returned to the forefront in determining market performance, and returns during the quarter ended December 31, 1995 ranged from strongly positive in Argentina (the best-performing market worldwide) to deeply negative in Brazil. Meanwhile, returns in the Asian markets also varied widely, with Singapore, Hong Kong and Indonesia leading the pack and Thailand, the Philippines and Korea producing negative results.

In general, the major Latin American markets began the fourth quarter on a negative note, following on a downward turn during September. The month of November, however, saw a fundamental improvement in this difficult performance environment. The triggers for this upward turn were twofold. First, at around mid-month, Mexico was finally able to stabilize the peso, after a steady two-month decline which had sharpened significantly during the first two weeks of November. By steadfastly permitting short-term interest rates to rise as high as the market deemed necessary (back to more than 70% at one point, in fact), and by for once projecting an air of consistency and purpose in economic policy, the Mexicans injected a somewhat higher level of confidence into the market, bringing the peso down from a weak point of nearly 8 to the U.S. dollar

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to  a trading range  of around 7.5.  Serious problems, of  course, remain in the
Mexican banking system, which will make progress difficult for both the peso and the stock market. In addition, the political picture remains murky, as serious questions continue to be raised about the Colosio and Massieu assassinations, about corruption in former President Salinas' administration (and in his family), and about the willingness of the Zedillo administration and the PRI to confront the disturbing implications of these problems. Equally as important, President Zedillo's lack of strong leadership has left something of a power and policy vacuum, a situation with which Mexico -- with its tradition of a strong presidency -- is completely unaccustomed, and apparently uncomfortable. On the positive side, however, recent political trends have been positive, in that virtually all of the elections held so far this year have been won by the conservative opposition, keeping the pressure on the governing PRI. In addition, talks were recently reactivated to address constitutional reform.

Coincident with the stabilization of the Mexican situation in November was an announcement by the Argentine government of a new program of economic reforms. This program, dominated by spending cuts and a general orientation toward fiscal discipline, was very well received by the market, particularly as it was taken to indicate renewed strength in the partnership of President Menem and Finance Minister Cavallo. It came on the heels of Menem's well-publicized visit to New York, where his attempts to impress U.S. investment managers with his economic leadership turned into a public relations disaster. The fallout from this trip was a renewed sense that Menem's political fate is closely tied to both Cavallo and (more importantly) to the Convertibility Plan that lies at the heart of Argentina's economic success during the 1990s. Thus, paradoxically, the failure of Menem to impress investors led to a more constructive political and economic policy, which in turn led to an improvement in investor sentiment.

In Brazil, the success of the REAL Plan in defeating hyperinflation is now well-established, with the annual inflation rate remaining steadily in the 25% range -- it should be remembered that Brazil experienced annualized inflation in excess of 14,000% only 14 months ago. This achievement, however, is in danger of becoming old news. While we remain bullish on the long-term prospects for this market, we are somewhat less sanguine on shorter-term prospects, in light of delays in enacting fiscal discipline and economic reforms. Progress in reducing interest rates, in particular, has been hampered by delays in the passage through Congress of a significant package of fiscal reforms. During 1995, the fiscal balance has swung from a 1% surplus a year ago to a current deficit of nearly 4 1/2% of GDP. This negative trend occurred in the context of a strong rise in tax receipts, indicating that spending pressures have not yet been adequately dealt with, either on the national or the provincial level. As a result, real interest rates remain extremely high (around 3% per month), resulting in pronounced weakness in some sectors of the economy. Nonetheless, it should be noted that a tremendous amount has been achieved this year despite the above-mentioned concerns. An example is that of Telecomunicacoes Brasileiras S.A., the semi-state-owned telecommunications system that, through long-anticipated changes in its tariff structure, will finally be allowed to generate the revenues needed to invest in line growth.

In the Asian markets, meanwhile, we continue to see a division between the established, industrialized "tigers" mainly in the northern Pacific Rim (Korea, Taiwan, Hong Kong, and, to some extent, Singapore) on

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--------------------------------------------------------------------------------
the one hand,  and the  still-developing "new tigers"  further south  (Thailand,
Indonesia,   Malaysia,  and   the  Philippines)   on  the   other.  The  latter,
less-developed markets experienced much more fallout from the Mexican crisis during 1995 -- because they do, in some ways, bear some resemblance to Latin America -- and they continued to feel the "Tequila Effect" for nearly as long as did the Latin American markets. These markets have come under pressure recently because they are still at a relatively early point on the development curve, and the high rate of economic growth they are experiencing inevitably leads to worries about "overheating." In order to maintain controlled growth, each of the new tigers has in recent months been forced to tighten its money supply, fighting rising inflation and an expanding current account deficit through higher interest rates. In the northern, more developed Asian markets, on the other hand, inflation remains under control, current accounts are at or near balance, and interest rates have been stable or falling.

As Asian markets remained generally sluggish, emerging markets' bears have managed to locate cause for worry in each of the region's markets. Political transition in China, along with questions about relations with both Hong Kong (set for transfer to Chinese sovereignty in 1997) and Taiwan, continues to cause some concern throughout the region. In addition, inflation is perhaps higher than optimal in Thailand, the current account deficit is continuing to grow in Indonesia, earnings in Hong Kong failed to surprise on the upside, and so on down the list of Asian markets. While none of this is inaccurate, it fails to take into account the one overriding characteristic of the entire region, and a characteristic that shows no signs of changing. Virtually without exception, markets in this region, continue to generate the world's highest levels of economic growth, in an environment of manageable and controlled inflation. Overall, growth in the major Asian nations (excluding Japan) should remain close to 7% in 1995 and 1996, down only marginally from 1994 and political leaders throughout the region remain committed to market-oriented, high growth policies.

While we are reasonably optimistic on Asia as a whole for the next two or three months (these markets historically have tended to end the year strongly after a difficult autumn), we remain most sanguine on the prospects for the older "tiger" countries.

In all, 8.7% of the Fund's portfolio, expressed as a percentage of net assets, has been invested in unlisted securities. Among these have been private equity investments in telecommunications and other infrastructure companies in Argentina, Israel, Peru and Russia. We continue to seek private equity investment opportunities that offer attractive valuations, access to unique situations such as privatizations, a solid management structure, and the potential for dramatic growth.

Overall, we believe that 1996 is likely to bring better times for the emerging markets. Economic growth is priced remarkably cheap in Latin America, and declining interest rates in the developed world should translate into strong capital flows into the emerging markets -- good news for investors who have stayed the course through a two year bear market.

We believe that governmental deregulation and privatization around the world will continue to offer the Fund many new opportunities in the future. We plan to continue pursuing these opportunities as government-owned companies involved in telecommunications, electricity and gas distribution, ports and roads

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
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--------------------------------------------------------------------------------
continue to privatize. Our theme is simple: for developing economies to grow, basic services must be provided. If basic services sufficient for growth are to be provided, these sorts of companies must generate high internal rates of return. Thus, as emerging market economies continue to grow rapidly, we expect telecommunications and other infrastructure companies within those markets to grow with equal rapidity.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic dividend reinvestment plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary cash purchase plan. The Plan and the cash purchase program are described on pages 21 and 22 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                    [LOGO]
Emilio Bassini
President
Chief Investment Officer*

------------------------
*Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly BEA Associates Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is also the President and Secretary of The Indonesia Fund, Inc., and Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc.

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
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--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
                      AS OF NOVEMBER 30, 1995 (unaudited)

--------------------------------------------------------------------------------
    GEOGRAPHIC ASSET BREAKDOWN                      SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     Local and/or long distance telephone
Latin America                  56.8%                                              service      24.9%
Caribbean                       0.8%                              Cellular Communications      11.6%
Middle East                     6.1%                                 Investment Companies       1.6%
Asia                           21.6%                      Infrastructure and Construction       8.7%
Eastern Europe                  2.2%                            Cash and cash Equivalents       2.2%
Europe                          8.1%                         Telecommunications Equipment       2.4%
Cash and cash equivalents       1.1%                                            Gas & Oil       9.3%
Global                          3.3%                                                Other       8.4%
                              100.0%                                Electric Distribution      17.2%
                                                                      Electric Generation      13.7%
                                                                                              100.0%

THIS CHART REPRESENTS THE GEOGRAPHIC ASSET          THIS CHART REPRESENTS THE SECTOR ALLOCATION
ALLOCATION OF TOTAL NET ASSETS OF THE FUND.         OF TOTAL NET ASSETS OF THE FUND.

                       TOP 10 EQUITY HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                              PERCENT
                                                                                                                OF
                           HOLDING                               SECTOR                 COUNTRY/REGION      NET ASSETS
-----------------------------------------------------------------------------------------------------------
       1.  Centrais Eletricas Brasileiras S.A.
                                                                             Electric Generation
-----------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.
                                                                            Electric Distribution
-----------------------------------------------------------------------------------------------------------
       3.  Philippine Long Distance
           Telephone Co.                                                 Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       4.  Companhia Energetica de
           Minas Gerais
                                                                            Electric Distribution
-----------------------------------------------------------------------------------------------------------
       5.  Millicom International
           Cellular S.A.                                                   Cellular Communications
-----------------------------------------------------------------------------------------------------------
       6.  Technology Resources Industries
                                                                           Cellular Communications
-----------------------------------------------------------------------------------------------------------
       7.  Siam Cement Co.
                                                                              Cement Companies
-----------------------------------------------------------------------------------------------------------
       8.  Telefonos de Mexico, S.A.
           de C.V.                                                       Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       9.  Telecomunicacoes Brasileiras
           S.A.                                                          Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
      10.  Telecom Argentina S.A.
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------

---------
       1.
                    Brazil                   3.35
---------
       2.
                     Chile                   3.31
---------
       3.

                  Philippines                3.24
---------
       4.

                    Brazil                   2.94
---------
       5.
                    Global                   2.50
---------
       6.
                   Malaysia                  2.48
---------
       7.
                   Thailand                  2.24
---------
       8.

                    Mexico                   2.16
---------
       9.

                    Brazil                   1.97
---------
      10.

                   Argentina                 1.93
---------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUMMARY OF EQUITY SECURITIES BY COUNTRY/REGION

                                                                                       PERCENT OF
                                  COUNTRY/REGION                                       NET ASSETS         VALUE
-----------------------------------------------------------------------------------  ---------------  --------------
ARGENTINA..........................................................................         10.80     $   20,192,284
BOLIVIA............................................................................          1.14          2,138,400
BRAZIL.............................................................................         16.52         30,876,835
CHILE..............................................................................         15.75         29,434,169
DENMARK............................................................................          1.49          2,787,500
EASTERN EUROPE.....................................................................          2.23          4,169,158
ECUADOR............................................................................          0.75          1,406,428
HONG KONG..........................................................................          8.07         15,075,974
INDIA..............................................................................          1.05          1,954,720
ISRAEL.............................................................................          6.12         11,435,806
ITALY..............................................................................          2.58          4,821,065
MALAYSIA...........................................................................          3.49          6,514,072
MEXICO.............................................................................          6.10         11,403,595
NETHERLANDS........................................................................          0.74          1,386,125
PERU...............................................................................          2.91          5,435,727
PHILIPPINES........................................................................          3.24          6,059,200
PORTUGAL...........................................................................          1.42          2,651,663
PUERTO RICO........................................................................          0.78          1,460,550
SINGAPORE..........................................................................          1.45          2,713,931
SOUTH KOREA........................................................................          1.44          2,695,000
SPAIN..............................................................................          1.83          3,421,627
THAILAND...........................................................................          2.84          5,314,468
VENEZUELA..........................................................................          1.73          3,226,342
GLOBAL.............................................................................          3.30          6,169,614
                                                                                         -----        --------------
    TOTAL EQUITY OR EQUITY-LINKED SECURITIES.......................................         97.77     $  182,744,253
                                                                                         -----        --------------
                                                                                         -----        --------------

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
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--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1995

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY SECURITIES-97.77%
             EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES-83.63%
             ARGENTINA-10.52%
      347,578   Argentine Cellular Communications (Holdings) Ltd.*+........................... $  1,824,785
    1,729,347   Camuzzi Argentina S.A.*.......................................................    3,289,996
      100,700   Capex S.A. Ord................................................................      644,770
       33,000   Central Costanera S.A., Class B ADR+,++,##....................................    1,027,125
       48,000   Central Puerto S.A. ADR++.....................................................      837,120
      202,025   Citicorp Equity Investments
                S.A., Class B................................................................       673,046
      104,630   Compania Naviera Perez Companc, Class B.......................................      507,684
      162,765   Minetti (Juan) S.A............................................................      521,082
      308,626   Polledo+......................................................................      169,821
      695,400   Sociedad Comercial del
                Plata S.A.+..................................................................     1,690,583
        6,800   Sociedad Comercial del Plata S.A. ADR+,++.....................................      161,500
      806,600   Telecom Argentina S.A., Class B...............................................    3,607,125
       49,732   Telefonica de Argentina S.A. ADS##............................................    1,218,434
      179,000   YPF Sociedad Anonima ADS##....................................................    3,490,500
                                                                                               ------------
             TOTAL ARGENTINA (Cost $26,852,908)..............................................    19,663,571
                                                                                               ------------
             BOLIVIA-1.14%
       79,200   Compania Boliviana de Energia Electrica S.A. (Cost $1,854,055)................    2,138,400
                                                                                               ------------
             BRAZIL-16.41%
  136,676,664   Acesita CIA Espec Itab PN.....................................................      855,953
        4,386   Bardella Industrias Mecanicas S.A.............................................      608,378
   12,259,179   Centrais Eletricas Brasileiras S.A. ON........................................    3,477,061
    9,871,414   Centrais Eletricas Brasileiras S.A. PN........................................    2,779,385
    1,279,000   Centrais Eletricas de Santa Catarin, Class B PN+..............................      860,566
  248,258,400   Companhia Energetica de Minas Gerais PN.......................................    5,499,435
       77,380   Companhia Energetica de Sao Paulo ADR+,++.....................................      735,110
   64,837,500   Companhia Paulista de Forca e Luz ON(a).......................................    2,985,995
   79,100,000   Companhia Siderurgica Nacional ON.............................................    1,649,878

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             BRAZIL (CONTINUED)
      918,000   Confab Industrial PN.......................................................... $    456,125
   21,248,266   Petroleo Brasileiro S.A. PN...................................................    1,803,589
   74,664,182   Telecomunicacoes Brasileiras S.A. PN..........................................    3,678,914
   11,820,291   Telecomunicacoes de Sao Paulo S.A. PN.........................................    2,055,229
      994,000   Telecomunicacoes do Parana S.A. PN............................................      313,824
    4,371,000   Telecomunicacoes do Rio de Janeiro S.A. PN+...................................      262,427
      509,800   Trafo Equipamentos Electricos S.A. PN+........................................      474,944
      142,400   Usinas Siderurgicas de Minas Gerais S.A. ADR++................................    1,246,000
1,054,700,000   Usinas Siderurgicas de Minas Gerais S.A. PN...................................      938,918
                                                                                               ------------
             TOTAL BRAZIL (Cost $32,713,647).................................................    30,681,731
                                                                                               ------------
             CHILE-15.75%
      146,976   Besalco S.A...................................................................      493,184
      145,600   Chilectra S.A. ADS++..........................................................    6,188,000
      243,803   Chilgener S.A.................................................................    1,411,724
      226,522   Chilquinta S.A................................................................    1,178,847
       48,000   Compania de Telecomunicaciones de Chile S.A. ADS..............................    3,462,000
    2,320,540   Compania Eletrica del Rio Maipo S.A...........................................    1,433,647
      605,258   Compania General de Electricidad Industrial S.A...............................    2,148,281
       70,000   Compania Nacional de Telefonos S.A............................................       66,142
      605,459   Empresa Electrica de Antofagasta S.A..........................................      266,974
    1,321,792   Empresa Electrica de Arica S.A................................................      326,645
      978,133   Empresa Electrica de Iquique S.A..............................................      331,771
       85,394   Empresa Electrica de Melipalla Colchaqua y Maule S.A..........................    2,017,701
    1,044,341   Empresa Electrica Pehuenche S.A...............................................    1,783,793
    3,092,853   Empresa Nacional de Electricidad S.A..........................................    1,994,712
      195,234   Empresa Nacional de Telecomunicaciones S.A.+..................................    1,797,430
      116,000   Enersis S.A. ADR..............................................................    2,972,500
       61,355   Sociedad Austral de Electricidad S.A..........................................    1,560,818
                                                                                               ------------
             TOTAL CHILE (Cost $27,797,059)..................................................    29,434,169
                                                                                               ------------

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

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--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EASTERN EUROPE-2.23%
      189,345   Global Telesystems Group*+.................................................... $  2,556,158
      322,600   Petersburg Long Distance Inc.+................................................    1,613,000
                                                                                               ------------
             TOTAL EASTERN EUROPE (Cost $4,612,183)..........................................     4,169,158
                                                                                               ------------
             HONG KONG-8.07%
      493,000   China Light & Power Co. Ltd...................................................    2,320,030
    2,194,800   Consolidated Electric Power Asia Ltd..........................................    3,589,474
    1,320,480   Hong Kong & China Gas Co......................................................    2,159,572
      642,000   Hong Kong Electric Holdings Ltd...............................................    2,149,711
      100,900   Hong Kong Telecommunications Ltd. ADR.........................................    1,727,913
    1,799,600   New World Infrastucture Ltd.+.................................................    3,129,274
                                                                                               ------------
             TOTAL HONG KONG (Cost $16,289,365)..............................................    15,075,974
                                                                                               ------------
             ISRAEL-5.55%
      701,680   Bezeq Israeli Telecommunication Corp., Ltd....................................    2,006,168
      117,500   ECI Telecom Ltd...............................................................    2,496,875
      163,000   Geotek Communications, Inc.+..................................................    1,161,375
          100   Geotek Communications, Inc., 8.5%, Convertible Preferred
                Series M*....................................................................       886,518
       13,118   Koor Industries, Ltd..........................................................    1,183,471
       20,500   Koor Industries, Ltd. ADR.....................................................      371,563
      210,283   Nexus Telecommunication Systems Ltd.+.........................................      893,703
           96   PAZ Oil Co.*+.................................................................      960,002
       65,700   Teledata Communication Ltd.+..................................................      410,625
                                                                                               ------------
             TOTAL ISRAEL (Cost $12,708,427).................................................    10,370,300
                                                                                               ------------
             MALAYSIA-3.49%
      250,000   Petronas Gas Berhard..........................................................      842,531
      640,000   Petronas Gas Berhard Int'l
                Warrants (expiring 8/17/00)+.................................................     1,034,292
    1,657,000   Technology Resources
                Industries+..................................................................     4,637,249
                                                                                               ------------
             TOTAL MALAYSIA (Cost $8,124,148)................................................     6,514,072
                                                                                               ------------
             MEXICO-3.60%
       39,600   Grupo Simec, S.A. de C.V. ADS+................................................      267,300
      600,000   Grupo Simec, S.A. de C.V., Series B+..........................................      205,441
       31,200   Grupo Tribasa, S.A. de C.V. ADS+..............................................      210,600
      624,000   Hylsamex, S.A. de C.V.+.......................................................    2,012,369
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             MEXICO (CONTINUED)
      122,300   Telefonos de Mexico, S.A. de C.V. ADR......................................... $  4,035,900
                                                                                               ------------
             TOTAL MEXICO (Cost $13,612,412).................................................     6,731,610
                                                                                               ------------
             PERU-2.91%
    1,157,354   Compania Peruana de Telefonos S.A., Class B...................................    2,231,044
    2,085,000   Ontario-Quinta A.V.V.*........................................................    2,177,783
  PAR (000)
-------------
U.S.$   1,260   Tele 2000 S.A., Convertible Note, 9.75%, 04/14/97++...........................    1,026,900
                                                                                               ------------
             TOTAL PERU (Cost $4,704,467)....................................................     5,435,727
                                                                                               ------------
NO. OF SHARES
-------------
             PHILIPPINES-3.24%
      108,200   Philippine Long Distance Telephone Co. ADR## (Cost $8,549,750)................    6,059,200
                                                                                               ------------
             PORTUGAL-1.42%
      144,857   Portugal Telecom S.A.+
                (Cost $2,795,719)............................................................     2,651,663
                                                                                               ------------
             PUERTO RICO-0.78%
       54,600   Cellular Communications of Puerto Rico, Inc.+ (Cost $1,231,325)...............    1,460,550
                                                                                               ------------
             SINGAPORE-1.45%
      330,000   Keppel Corp. (Cost $2,324,745)................................................    2,713,931
                                                                                               ------------
             SOUTH KOREA-1.44%
      110,000   Pohang Iron & Steel Ltd., ADR
                (Cost $2,915,000)............................................................     2,695,000
                                                                                               ------------
             THAILAND-0.60%
       70,500   Advanced Information Services Public Co. Ltd. Foreign Registered (Cost
                $950,012)....................................................................     1,120,827
                                                                                               ------------
             VENEZUELA-1.73%
    2,659,148   C.A. La Electricidad de Caracas, SAICA-SACA (Cost $3,004,499).................    3,226,342
                                                                                               ------------
             GLOBAL-3.30%
        5,503   International Wireless Communications, Inc.*+(b)..............................    1,446,149

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

     PAR                                                                                          VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             GLOBAL (CONTINUED)
U.S.$      58   International Wireless Communications, Inc., Convertible Note, 9.75%,
                01/01/99*....................................................................  $     57,514
NO. OF SHARES
-------------
      152,982   Millicom International Cellular S.A.+.........................................    4,665,951
                                                                                               ------------
             TOTAL GLOBAL (Cost $4,868,874)..................................................     6,169,614
                                                                                               ------------
             TOTAL EMERGING COUNTRIES (Cost $175,908,595)....................................   156,311,839
                                                                                               ------------
             EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES-6.64%
             DENMARK-1.49%
      100,000   Tele Danmark A/S, Class B ADS (Cost $2,352,600)...............................    2,787,500
                                                                                               ------------
             ITALY-2.58%
    1,155,000   Societa Italiana per l'Esercizio delle Telecomunicazioni p.a.+................    1,274,880
    1,155,000   Telecom Italia Mobile Di Risp.................................................    1,126,806
      813,600   Telecom Italia Mobile S.p.A...................................................    1,312,723
      813,600   Telecom Italia S.p.A.+........................................................    1,106,656
                                                                                               ------------
             TOTAL ITALY (Cost $4,278,077)...................................................     4,821,065
                                                                                               ------------
             NETHERLANDS-0.74%
       38,900   Koninklijke PTT Nederland N.V. (Cost $1,063,513)..............................    1,386,125
                                                                                               ------------
             SPAIN-1.83%
      182,100   Iberdrola S.A.................................................................    1,536,777
       59,600   Repsol S.A. ADR...............................................................    1,884,850
                                                                                               ------------
             TOTAL SPAIN (Cost $3,375,421)...................................................     3,421,627
                                                                                               ------------
             TOTAL DEVELOPED COUNTRIES (Cost $11,069,611)....................................    12,416,317
                                                                                               ------------
             EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
              EMERGING COUNTRY'S INFRASTRUCTURE-5.88%
             ARGENTINA-0.28%
      120,108   Corp. Cementera Argentina S.A.+ (Cost $870,260)...............................      528,713
                                                                                               ------------
             BRAZIL-0.11%
      304,000   Moinho Santista Industrias Gerais PN+ (Cost $1,060,580).......................      195,104
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             ECUADOR-0.75%
        7,481   Cemento Nacional Ecuador GDR++ (Cost $1,490,362).............................. $  1,406,428
                                                                                               ------------
             MEXICO-2.50%
      325,000   Cementos Apasco, S.A. de C.V..................................................    1,315,528
      238,925   Cementos Mexicanos S.A. de C.V., Class B......................................      767,350
      371,400   Cementos Mexicanos S.A. de C.V. C.P...........................................    1,123,812
      362,000   Tolmex, S.A. de C.V...........................................................    1,465,295
                                                                                               ------------
             TOTAL MEXICO (Cost $9,781,171)..................................................     4,671,985
                                                                                               ------------
             THAILAND-2.24%
       87,200   Siam Cement Co. Foreign Registered (Cost $3,317,976)..........................    4,193,641
                                                                                               ------------
             TOTAL OTHER ESSENTIAL SERVICES (Cost $16,520,349)...............................    10,995,871
                                                                                               ------------
             INVESTMENT COMPANIES IN EMERGING COUNTRIES-1.62%
             INDIA-1.05%
    2,000,000   India Special Situations Fund Ltd.*+ (Cost $2,000,000)........................    1,954,720
                                                                                               ------------
             ISRAEL-0.57%
          160   The Renaissance Fund*+# (Cost $1,064,447).....................................    1,065,506
                                                                                               ------------
             TOTAL INVESTMENT COMPANIES (Cost $3,064,447)....................................     3,020,226
                                                                                               ------------
             TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $206,563,002)....................   182,744,253
                                                                                               ------------
             SHORT-TERM INVESTMENTS-1.12%
  PAR (000)
-------------
             CHILEAN INFLATION-ADJUSTED
              TIME DEPOSITS-0.76%
  CLP  19,673   Banco de O'Higgins, 6.05%, 01/22/96**.........................................      579,043
       10,875   Banco de O'Higgins, 6.57%, 02/21/96**.........................................      322,229
       13,748   Banco de O'Higgins, 5.70%, 01/15/96**.........................................      404,603
        3,909   Security Pacific, 6.10%, 01/22/96.............................................      115,082
                                                                                               ------------
             TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost $1,437,634)................     1,420,957
                                                                                               ------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             CHILEAN MUTUAL FUNDS-0.36%
        6,617   Fondo Mutuo Bonosorno Global.................................................. $     24,322
       44,601   Fondo Mutuo Operacional BanChile..............................................      449,945
       38,380   Fondo Mutuo Security Premium..................................................      197,607
                                                                                               ------------
             TOTAL CHILEAN MUTUAL FUNDS
              (Cost $683,342)................................................................       671,874
                                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $2,120,976)..................................     2,092,831
                                                                                               ------------
             TOTAL INVESTMENTS (Cost $208,683,978)
              (Notes A,D)..............................................................98.89%   184,837,084
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................1.11%     2,084,278
                                                                                               ------------
             NET ASSETS...............................................................100.00%  $186,921,362
                                                                                               ------------
                                                                                               ------------

------------------------------
    *  Not readily marketable security.
   **  Effective yield on the date of purchase.
    +  Security is non-income producing.
   ++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
    # As of November 30, 1995, the Fund committed to investing additional capital of $535,553 in The Renaissance Fund.
  ##  Security is out on loan.
   (a) With an additional 352,716 rights attached, expiring 12/18/95, with no market value.
   (b) With an additional 581 warrants attached, expiring 12/31/98, with a market value of $581.
 ADR  American Depositary Receipts.
 ADS  American Depositary Shares.
  C.P.  Certificate of Participation.
 CLP  Chilean pesos.
 GDR  Global Depositary Receipts.
  ON  Ordinary Shares.
  PN  Preferred Shares.
 U.S.$  United States dollars.

See accompanying notes to financial statements.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995

ASSETS:
  Investments, at value (Cost $208,683,978) (Note A)                            $184,837,084
  Cash and cash equivalents (including $255,165 of foreign currencies
   with a cost of $255,167) (Note A)                                              2,669,640
  Receivables:
    Investments sold                                                                569,790
    Dividends                                                                       393,985
    Interest                                                                         46,347
  Prepaid expenses and other assets                                                  45,266
                                                                                -----------
  Total Assets                                                                  188,562,112
                                                                                -----------
LIABILITIES:
  Payables:
    Investments purchased                                                           893,703
    Advisory fee (Note B)                                                           411,160
    Administration fees (Note B)                                                     68,485
    Other accrued expenses                                                          267,402
                                                                                -----------
  Total Liabilities                                                               1,640,750
                                                                                -----------
NET ASSETS (applicable to 16,107,169 shares of common stock outstanding) (Note
 C)                                                                             $186,921,362
                                                                                -----------
                                                                                -----------
NET ASSET VALUE PER SHARE ($186,921,362 DIVIDED BY 16,107,169)                       $11.60
                                                                                -----------
                                                                                -----------
Net assets consist of:
  Capital stock, $0.001 par value; 16,107,169 shares issued and outstanding
   (100,000,000 shares authorized)                                              $    16,107
  Paid-in capital                                                               223,751,241
  Undistributed net investment income                                             1,126,340
  Accumulated net realized loss on investments and foreign currency related
   transactions                                                                 (14,073,596)
  Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies                     (23,898,730)
                                                                                -----------
Net assets applicable to shares outstanding                                     $186,921,362
                                                                                -----------
                                                                                -----------

See accompanying notes to financial statements.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                                    $ 4,326,664
    Interest                                                                         820,188
    Less: Foreign taxes withheld                                                    (304,500)
                                                                                 -----------
    Total Investment Income                                                        4,842,352
                                                                                 -----------
  Expenses:
    Investment advisory fees (Note B)                                              2,542,528
    Administration fees (Note B)                                                     371,429
    Custodian fees (Note B)                                                          276,705
    Accounting fees                                                                   99,873
    Printing                                                                          57,169
    Insurance                                                                         55,335
    Audit fees                                                                        48,545
    NYSE listing fees                                                                 31,008
    Directors' fees                                                                   30,295
    Transfer agent fees                                                               27,930
    Amortization of organizational costs                                               9,994
    Legal fees                                                                         9,865
    Other                                                                             13,671
                                                                                 -----------
    Total Expenses                                                                 3,574,347
                                                                                 -----------
    Net Investment Income                                                          1,268,005
                                                                                 -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
    Net realized loss from:
      Investments                                                                 (9,889,180)
      Foreign currency related transactions                                          (69,501)
    Net change in unrealized appreciation in value of investments and translation
     of other assets and liabilities denominated in foreign currencies           (31,753,559)
                                                                                 -----------
    Net realized and unrealized loss on investments and foreign currency
     related transactions                                                        (41,712,240)
                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $(40,444,235)
                                                                                 -----------
                                                                                 -----------

See accompanying notes to financial statements.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                                 FOR THE        DECEMBER 29, 1993*
                                                                                YEAR ENDED           THROUGH
                                                                            NOVEMBER 30, 1995   NOVEMBER 30, 1994
                                                                            ------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income/(loss)                                             $      1,268,005    $       (262,589)
    Net realized loss on investments and foreign currency related
     transactions                                                                  (9,958,681)         (3,188,633)
    Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
     currencies                                                                   (31,753,559)          7,854,829
                                                                            ------------------  ------------------
    Net increase/(decrease) in net assets resulting from operations               (40,444,235)          4,403,607
                                                                            ------------------  ------------------
  Dividends and distributions to shareholders from:
    Net investment income ($0.03 per share)                                          (512,808)          --
    Net realized gain on foreign currency related transactions
     ($0.02 per share)                                                               (292,550)          --
                                                                            ------------------  ------------------
                                                                                     (805,358)          --
                                                                            ------------------  ------------------

  Capital share transactions (Note C):
    Proceeds from the sale of 16,100,000 shares                                     --                224,595,000
    Offering costs charged to capital                                               --                   (927,660)
                                                                            ------------------  ------------------
    Net increase in net assets resulting from capital share transactions            --                223,667,340
                                                                            ------------------  ------------------
    Total increase/(decrease) in net assets                                       (41,249,593)        228,070,947

NET ASSETS:
  Beginning of period                                                             228,170,955             100,008
                                                                            ------------------  ------------------
  End of period (including undistributed net investment income of
   $1,126,340 and accumulated net investment loss of $262,589,
   respectively)                                                             $    186,921,362    $    228,170,955
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

------------------------
* Commencement of investment operations.

See accompanying notes to financial statements.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                    FOR THE YEAR      DECEMBER 29, 1993*
                                                                                        ENDED              THROUGH
                                                                                  NOVEMBER 30, 1995   NOVEMBER 30, 1994
                                                                                  -----------------   ------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                                 $14.17               $13.89**
                                                                                       ------               ------
  Net investment income/(loss)                                                           0.07                (0.01)
  Net realized and unrealized gain/(loss) on investments and foreign currency
   related transactions                                                                 (2.59)                0.29
                                                                                       ------               ------
  Net increase/(decrease) in net assets from operations                                 (2.52)                0.28
                                                                                       ------               ------
  Dividends and distributions to shareholders from:
    Net investment income                                                               (0.03)             --
    Net realized gain on foreign currency related transactions                          (0.02)             --
                                                                                       ------               ------
  Total dividends and distributions to shareholders                                     (0.05)             --
                                                                                       ------               ------
  Net asset value, end of period                                                       $11.60               $14.17
                                                                                       ------               ------
                                                                                       ------               ------
  Market value, end of period                                                          $ 9.75               $11.88
                                                                                       ------               ------
                                                                                       ------               ------
  Total investment return (a)                                                          (17.49)%             (14.87)%
                                                                                       ------               ------
                                                                                       ------               ------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                                            $186,921             $228,171
  Ratio of expenses to average net assets                                                1.83%                2.02%(b)
  Ratio of net investment income/(loss) to average net assets                            0.65%               (0.13)%(b)
  Portfolio turnover                                                                    13.73%               24.63%(c)

------------------------
 *  Commencement of investment operations.

** Initial public offering price $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions (if any) at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Annualized.

(c) Not annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

                          The Emerging Markets
NOTE A. SIGNIFICANT
                          Infrastructure Fund, Inc.
ACCOUNTING POLICIES
                          (the  "Fund") was incorporated  in Maryland on October
12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Investments in short-term debt instruments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1995, the Fund held 8.7% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $16,775,861 and market value of $16,219,131. The net asset value per share of the Fund is calculated weekly and at the end of each month and at any other times determined by the Board of Directors.

  CASH AND CASH EQUIVALENTS: Deposits held at Brown Brothers Harriman & Co. in a variable rate account are classified as cash equivalents. Rates reset on a daily basis and amounts are generally available on the same business day.

  The Fund has segregated cash of $893,703 in a separate account in order to meet its commitment to purchase an investment.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

  At November 30, 1995, the Fund had a capital loss carryover of $14,026,165 of which $1,079,127 expires in 2002 and $12,947,038 expires in 2003.

  For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1995, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $23,664 and $21,033, respectively.

  Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

  The Fund will be subject to and will accrue a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. For the year ended November 30, 1995, the Fund incurred no such expense.

  FOREIGN  CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1995, was $9,935,923, for which the Fund has received cash as collateral of $10,100,804. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Treasury Strips (interest-only). Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  During the period, the Fund earned $36,495 in securities lending income which is included in interest income in the Statement of Operations.

  DISTRIBUTION OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  At November 30, 1995, the Fund reclassified $682,200 of permanent book/tax differences relating to realized gains on passive foreign investment company holdings from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income. In addition, the Fund reclassified $48,468 of foreign currency losses to undistributed net investment income.

  OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

  The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

  The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

                          BEA Associates serves as
NOTE B. AGREEMENTS
                          the Fund's  investment  adviser with  respect  to  all
investments. As compensation for its advisory services, BEA Associates receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the year ended November 30, 1995, BEA Associates earned $2,542,528 for advisory services. BEA Associates also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended November 30, 1995, BEA Associates was reimbursed $13,870 for administrative services rendered to the Fund.

  Bear Stearns Funds Management Inc. ("BSFM") acts as the Fund's U.S. administrator. For the period, December 1, 1994 through July 31, 1995, the Fund paid BSFM a fee for its services rendered that was computed weekly at an annual rate of 0.15% of the Fund's average weekly net assets. From August 1, 1995 through November 30, 1995, the Fund paid BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the year ended November 30, 1995, BSFM earned $273,871 for administrative services.

  Banco de Boston and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

                          The authorized capital
NOTE C. CAPITAL stock of the Fund is STOCK
                          100,000,000  shares of common stock, $0.001 par value.
Of the 16,107,169 shares outstanding at November 30, 1995, BEA Associates owned 7,169 shares. In addition to the issuance of common stock to BEA Associates, a public offering of the Fund's shares by a group of underwriters resulted in the issuance of 16,100,000 shares of the Fund's common stock. Offering expenses of $927,660 incurred in connection with the offering of the Fund's shares have been charged to paid-in capital.

                          For U.S. federal income
NOTE D. INVESTMENT tax purposes, the cost of IN SECURITIES
                          securities   owned   at   November   30,   1995    was
$208,690,557. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $23,853,473, was composed of gross appreciation of $14,932,323 for those investments having an excess of

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) value over cost and gross depreciation of $38,785,796 for those investments having an excess of cost over value.

  For the year ended November 30, 1995, total purchases and sales of securities, other than short-term investments, aggregated $32,764,303 and $25,586,655, respectively.

                          The Fund, along with
NOTE E. CREDIT 15 other U.S. regulated AGREEMENT
                          investment  companies   for   which  BEA   serves   as
investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement at November 30, 1995.

NOTE F. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                      NET GAIN/(LOSS)
                                                                       ON INVESTMENT          NET
                                                                        AND FOREIGN     INCREASE/(DECREASE)
                                                           NET            CURRENCY           IN NET
                                        INVESTMENT      INVESTMENT      DENOMINATED     ASSETS RESULTING
                                          INCOME      INCOME/(LOSS)     TRANSACTIONS    FROM OPERATIONS     MARKET PRICE
                                       -------------  --------------  ----------------  ----------------      ON NYSE
                                       TOTAL    PER   TOTAL    PER     TOTAL     PER     TOTAL     PER    ----------------
            QUARTER ENDED              (000)   SHARE  (000)   SHARE    (000)    SHARE    (000)    SHARE    HIGH      LOW
-------------------------------------  ------  -----  ------  ------  --------  ------  --------  ------  -------  -------
February 28, 1995....................  $  731  $ 0.04 $ (225) $ (0.01) $(46,457) $ (2.89) $(46,682) $ (2.90) $ 12.000 $  9.250
May 31, 1995.........................   1,922    0.12  1,088     0.06   19,464     1.21   20,552     1.27   11.250    7.500
August 31, 1995......................   1,109    0.07    158     0.01   (4,919)   (0.30)   (4,761)   (0.29)   11.250    9.625
November 30, 1995....................   1,080    0.07    247     0.01   (9,800)   (0.61)   (9,553)   (0.60)   10.375    9.125
                                       ------  -----  ------  ------  --------  ------  --------  ------
Totals...............................  $4,842  $ 0.30 $1,268  $  0.07 $(41,712) $ (2.59) $(40,444) $ (2.52)
                                       ------  -----  ------  ------  --------  ------  --------  ------
                                       ------  -----  ------  ------  --------  ------  --------  ------

February 28, 1994*...................  $  564  $ 0.04 $ (220) $ (0.01) $   (134) $ (0.01) $   (354) $ (0.02) $ 16.125 $ 14.625
May 31, 1994.........................   1,140    0.07    128     0.01  (17,740)   (1.10)  (17,612)   (1.09)   14.625   11.000
August 31, 1994......................   1,259    0.08    132     0.01   29,716     1.84   29,848     1.85   14.000   11.000
November 30, 1994....................     750    0.04   (302)   (0.02)   (7,176)   (0.44)   (7,478)   (0.46)   13.750   11.125
                                       ------  -----  ------  ------  --------  ------  --------  ------
Totals...............................  $3,713  $ 0.23 $ (262) $ (0.01) $  4,666 $  0.29 $  4,404  $  0.28
                                       ------  -----  ------  ------  --------  ------  --------  ------
                                       ------  -----  ------  ------  --------  ------  --------  ------

--------------------------
* For the period December 29, 1993 (commencement of investment operations) through February 28, 1994.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Infrastructure Fund, Inc.:

We  have audited  the accompanying  statement of  assets and  liabilities of The
Emerging Markets Infrastructure Fund, Inc., including the schedule of investments, as of November 30, 1995, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians and issuers as of November 30, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Markets Infrastructure Fund, Inc., as of November 30, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 12, 1996

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On March 30, 1995, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect six directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                 VOTES FOR      VOTES AGAINST    VOTES WITHHELD  NON-VOTES
----------------------------------------------  ------------  -----------------  --------------  ----------
George Landau.................................    12,752,713         --               748,716     2,605,740
Martin Torino.................................    12,742,967         --               758,462     2,605,740
Daniel Sigg...................................    12,737,385         --               764,044     2,605,740
Peter Gordon..................................    12,740,689         --               760,740     2,605,740
Emilio Bassini................................    12,755,960         --               745,469     2,605,740
James Cattano.................................    12,738,249         --               763,180     2,605,740

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending November 30, 1995.

                                                                 VOTES
                                                 VOTES FOR      AGAINST     VOTES WITHHELD   NON-VOTES
                                                ------------  ------------  ---------------  ----------
                                                  12,756,468      658,878         86,083      2,605,740

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (November 30, 1995) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.05 per share dividend paid in respect of such fiscal year, $0.03 was derived from net investment income and $0.02 per share was from net realized foreign exchange gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1995.

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect to calendar year 1995. The notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1996.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Emerging Markets Infrastructure Fund, Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e. in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain emerging country issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date the Plan Agent, as agent for the participants, will purchase shares of common stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. If the market price exceeds the net asset value per share before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
-------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (CONTINUED)
each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either shares or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
                              THE EMERGING MARKETS
BEA Associates
                          ----------------------------
New York, New York
                                 INFRASTRUCTURE
                              -------------------
                                   FUND, INC.
U.S. ADMINISTRATOR
                                  -----------
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willkie Farr & Gallagher
New York, New York

                              THE EMERGING MARKETS

     This report, including the financial statements herein, is sent to the
                           INFRASTRUCTURE FUND, INC.
 shareholders of the Fund for their information. It is not a prospectus, ANNUAL
                                     REPORT
circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                               NOVEMBER 30, 1995